UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Green Brick Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)

5501 Headquarters Drive, Suite 300W
Plano	,	TX	75024	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The New York Stock Exchange
Common Stock, par value $0.01 per share	GRBK	NYSE Texas
Depositary Shares (each representing a 1/1000th interest in a share of 5.75% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	GRBK PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 1, 2026, Green Brick Partners, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the (i) election of seven director nominees (Proposal 1), (ii) approval, on an advisory basis, of the compensation of the Company’s executive officers (Proposal 2), and (iii) ratification of the appointment of RSM US LLP as the Company’s independent registered accounting firm for the 2026 fiscal year (Proposal 3). The results of the votes are set forth below.

Proposal 1—Election of Directors

The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the Company’s 2027 Annual Meeting of Stockholders and until the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation received.

	Number of Votes
	For	Withheld	Broker Non-Votes
Elizabeth K. Blake	32,673,280	879,614	5,483,849
Harry Brandler	32,873,653	679,241	5,483,849
James R. Brickman	33,407,101	145,793	5,483,849
David Einhorn	32,936,820	616,074	5,483,849
Kathleen Olsen	32,704,876	848,018	5,483,849
Richard S. Press	32,621,069	931,825	5,483,849
Lila Manassa Murphy	32,190,047	1,362,847	5,483,849

Proposal 2—Approval of the Compensation of the Company’s Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Number of Votes
For	Against	Abstain	Broker Non-Vote
33,109,453	397,452	45,989	5,483,849
Proposal 3—Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved the ratification of the appointment of RSM US LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending on December 31, 2026.

Number of Votes
For	Against	Abstain
38,940,995	71,660	24,088

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Jeffery D. Cox
Jeffery D. Cox
Chief Financial Officer

Date: July 1, 2026